FORTIS BENEFITS INSURANCE COMPANY
INDIVIDUAL MVA VARIABLE ANNUITY APPLICATION
[PRODUCT NAME HERE]

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1. OWNER
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Name     Doe             John         J
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Last             First         Middle

Address     123 Anytime Avenue
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        Street

Anyday         MN         54321
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City         State         Zip

Phone     612-000-0000
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SOC. SEC. #         123-45-6789                     /x/ Citizen of U.S.
--------------------------------------------------------------------         / / Resident Alien
                                 of U.S.
DATE OF BIRTH     11-22-62                     / / Other
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Sex:     /X/ Male     / / Female                     ---------------------------------

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2. CO-OWNER (optional)
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Name
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        Last             First         Middle

Address        ------------------------------------------------------------------------------------------------------------------------------------
Street

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City         State         Zip

Phone         -----------------------------------------------------------------------------------------------------------------------------------

SOC. SEC. #     ------------------------------------------------------------------------            / / Citizen of U.S.
/ / Resident Alien
of U.S.
DATE OF BIRTH ---------------------------------------------------------------------            / / Other

Sex:     / / Male         / / Female

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3. ANNUITANT (if other than participant)

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Name
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        Last             First         Middle

Address
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Street

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City         State         Zip

Phone
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SOC. SEC. #                             / / Citizen of U.S.
------------------------------------------------------------------------------------------ / / Resident Alien
                                     of U.S.
DATE OF BIRTH                             / / Other
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Sex:     / / Male     / / Female

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4. ADDITIONAL ANNUITANT (optional)
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Name
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Last             First         Middle

Address        ------------------------------------------------------------------------------------------------------------------------------------
Street

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City         State         Zip

Phone
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SOC. SEC. #                             / / Citizen of U.S.
------------------------------------------------------------------------------------------ / / Resident Alien
                                     of U.S.
DATE OF BIRTH                             / / Other
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Sex:     / / Male     / / Female

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5. BENEFICIARY
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PRIMARY

Name
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        Last             First         Middle

Address
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Street

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City         State         Zip

Phone
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SOC. SEC. #                             / / Citizen of U.S.
------------------------------------------------------------------------------------------ / / Resident Alien
                                     of U.S.
DATE OF BIRTH                             / / Other
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Sex:     / / Male     / / Female

    Spouse     987-65-4321
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    Relationship Social Security # (Optional)

CONTINGENT

Name
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        Last             First         Middle

Address
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Street

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City         State         Zip

Phone
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SOC. SEC. #                             / / Citizen of U.S.
------------------------------------------------------------------------------------------ / / Resident Alien
                                     of U.S.
DATE OF BIRTH                             / / Other
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Sex:     / / Male     / / Female

Daughter ###-##-####
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Relationship Social Security # (Optional)

/ / ADDITIONAL BENEFICIARY INFORMATION ATTACHED.

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6. TYPE OF PLAN REQUESTED
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For annual IRA contributions, indicate on the check the year for which the contribution is made.

/ / NON-QUALIFIED
/ / QUALIFIED (check appropriate box)
     / / Traditional IRA         / / Roth IRA
    / / Direct Transfer         / / Direct Transfer

    / / Rollover         / / Rollover
    / / Direct Rollover
     (IRA Rollover from Employer Plan)
/ / SEP-IRA (including SARSEP)
/ / 403(b) (TDA, TSA)
/ / KEY Plan
     (complete and attach First Trust Key Plan document):
    / / Profit Sharing             / / Money Purchase
    / / SIMPLE IRA
    / / Other Employer Qualified Plan

    (Employer's Name)
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    / / Other
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    (Employer's Name)
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7. ANNUITIZATION
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The age of the Annuitant at which lifetime income payments begin:         70
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8. TELEPHONE TRANSFER AUTHORIZATION
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/ / I have read the telephone transfer authorization terms in the prospectus and elect telephone transfers.
(If this box is checked it is not necessary to complete the telephone transfer section of the Variable Annuity Service Request
Form.)

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APPLICATION CONTINUES
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42368


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9. BILLING (Person or entity sending purchase payments for annuity)
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Name
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Last             First         Middle

Address        ------------------------------------------------------------------------------------------------------------------------------------
Street

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City         State         Zip

/X/ Send Bill                 / / Pre-Authorized Check-form attached
Will this be added to an existing retirement plan?
/ / Yes                 /X/ No         If yes, please list:

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Employer name

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Employer address

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10. PURCHASE PAYMENT/PAYMENT ALLOCATION
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/ / Single Purchase Payment $
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/ / Additional Purchase Payments of $ per
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PAYMENT ALLOCATION: USE WHOLE %. MUST TOTAL 100%

_____% 204 Money Market
_____% 205 U.S. Government Securities
_____% 201 Diversified Income
_____% 212 Global Bond (Mercury)
_____% 209 High Yield
_____% 210 Global Asset Allocation (Morgan Stanley)
_____% 203 Asset Allocation
_____% 213 Value
_____% 208 Growth & Income
_____% 214 S&P 500 Index (Dreyfus)
_____% 215 Blue Chip Stock (T. Rowe Price)
_____% 211 International Stock (Lazard Freres)
_____% 216 MidCap Stock Series (Dreyfus)
_____% 218 Small Cap Value Series (Berger)
_____% 206 Global Growth
_____% 217 Large Cap Growth Series (Alliance)
_____% 202 Growth Stock
_____% 207 Aggressive Growth
_____% ____________________
_____% ____________________
_____% Other_______________

MVA FIXED ACCOUNT
GUARANTEE PERIODS:
_____% 1 Year _____% 5 Year _____% 9 Year
_____% 2 Year _____% 6 Year _____% 10 Year
_____% 3 Year _____% 7 Year _100_% TOTAL
_____% 4 Year _____% 8 Year (Includes all columns.)

(If no allocations are indicated, the total purchase payment will be allocated to the Money Market Subaccount.)

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11. REPLACEMENT
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Will this annuity replace or change any existing life insurance or annuity in this or any other company?

/ / Yes /X/ No If yes, list insurance company.

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12. SPECIAL REQUESTS
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/ / Check if additional forms are attached.

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13. SUITABILITY
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(Note: Must be completed with each application unless you provide suitability information to your broker/dealer on a different form.)

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Employer

123 Honeywell Street
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Business address

Anyday             MN             54321
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City                 State             Zip

Packager                             35
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Occupation                         Age

Are you associated with or employed by an NASD member?
/ / Yes /X/ No

Estimated Annual Income         $50,000             / /
Declined (all sources)             ---------

Estimated Net Worth         $             / /
Declined (exclusive of family residence)         ---------

Estimated Tax Bracket                 %         / /
Declined                         ---------

INVESTMENT OBJECTIVES:
/ / Safety of Principal
/ / Income (cash generating)
/X/ Growth (long term capital appreciation)
/ / Diversification
/ / Other (please specify)
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I hereby represent my answers to the above questions to be true to the best of my knowledge. I UNDERSTAND THAT ANNUITY PAYMENTS AND CONTRACT VALUES UNDER THE VARIABLE ACCOUNT PROVISIONS OF THE CONTRACT BEING APPLIED FOR ARE VARIABLE, AND ARE NOT GUARANTEED AS TO THE DOLLAR AMOUNT. Receipt of a prospectus for the annuity product hereby applied for is acknowledged. All payments and value based on the fixed account are subject to a market value adjustment formula, which may result in upward and downward adjustments in amounts payable.

If I live in a community property state, I may need my spouse's written consent whenever I name a person other than my spouse as my beneficiary. I am responsible to know if consent is needed and to obtain consent if required.

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APPLICATION
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14. REGISTERED REPRESENTATIVE STATEMENTS
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Will this annuity replace or change any existing life insurance or annuity in this or any other company?

/ / Yes /X/ No

If yes, please attach a Client Replacement Disclosure Letter (Form 99134) with any other necessary transfer paperwork and state replacement form, if required.

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/ / Please check if:
Your client qualifies for exemption from the surrender charge because they are included in one of the categories listed under the exemption terms in the prospectus; and you waive commissions on this annuity.
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15. SIGNATURES
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(For Minnesota residents) I hereby acknowledge receipt of the Minnesota Guaranty Association Disclosure Notice.

/s/ John Doe
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Owner(s)

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Owner(s)

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Annuitant(s)

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Annuitant(s)

May 1, 1998
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Date

Anystate
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State in which application is signed

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16. DEALER/REPRESENTATIVE INFORMATION
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Representative's name (please print)

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Name of Broker/Dealer

1414 Mockingbird Lane, Anyday, MN 54321
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Branch Office address

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Representative's signature

67845
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Representative's number

612-738-8991
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Representative's phone number

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(In Florida, also present a Florida license I.D. #)

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Authorized signature of Broker/Dealer

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17. MAIL APPLICATION TO:
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APPLICATIONS WITH PAYMENT:
Fortis Benefits Insurance Company
CM-9709
St. Paul, Minnesota 55107-9709

APPLICATIONS WITHOUT PAYMENT:
Fortis Benefits Insurance Company
P.O. Box 64272
St. Paul, Minnesota 55164

FOR OVERNIGHT DELIVERY:
Fortis Benefits Insurance Company
500 Bielenberg Drive
Woodbury, Minnesota 55125
Attn: Annuities

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Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

Make check payable to: Fortis Benefits Insurance Company